
Table of Contents


Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....  11
Statement of Operations................  12
Statement of Changes in Net Assets.....  13
Financial Highlights...................  14
Notes to Financial Statements..........  16

CEF  SAR  2/96

Letter to Shareholders

January 30, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during the second half of 1995. After getting off to a strong start in the first half of the year, the stock and bond markets continued to enjoy substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview
  The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For example, the yield on the Bond Buyer's Municipal Bond Index fell from 6.37 percent on June 30, 1995 to 5.56 percent on December 31, 1995. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

Performance Summary
  For the six months ended December 31, 1995, Van Kampen American Capital Municipal Income Trust, formerly Van Kampen Merritt Municipal Income Trust, generated a total return at market price of -1.90 percent<F1>. This return reflects a decrease in market price per common share on the New York Stock Exchange from $11.125 on June 30, 1995 to $10.50 on December 31, 1995, and reinvestment of dividends totaling $0.400 per share.

Continued on page two

1

  Additionally, the Trust produced a tax-exempt distribution rate of 7.43 percent<F3>, based on the closing stock price of $10.50 per share on December 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 11.61 percent.<F4>

Corporate News
  As you may have noticed in the performance summary, your Trust has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look under the new heading "VnKmAC" to find your Trust's price in your daily newspaper.

Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased economic activity.
  The outlook for the fixed-income market---including municipal bonds---is positive. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year.
  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Trust.

Sincerely,


Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital Municipal Income Trust

(NYSE Ticker Symbol  VMT)

Total Returns

Six-month total return based on market price<F1>...........................      (1.90%)
Six-month total return based on NAV<F2>....................................       9.20%

Distribution Rates

Distribution rate as a % of closing stock price<F3>........................       7.43%
Taxable-equivalent distribution rate as a % of closing stock price<F4>.....      11.61%

Share Valuations

Net asset value............................................................  $   10.24
Closing stock price........................................................  $  10.500
Six-month high common stock price (08/17/95)...............................  $  11.375
Six-month low common stock price (11/16/95)................................  $  10.250
Preferred share (Series A) rate<F5>........................................      3.790%
Preferred share (Series B) rate<F5>........................................      4.000%
Preferred share (Series C) rate<F5>........................................      3.982%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5>See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3


Portfolio of Investments
December 31, 1995 (Unaudited)
-------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon  Maturity   Market Value
-------------------------------------------------------------------------------------------------
         Municipal Bonds
         Alaska   1.5%
$   345  Alaska St Hsg Fin Corp Rfdg ...........................   7.800%  12/01/30  $   366,249
  2,700  Alaska St Hsg Fin Corp Ser A (MBIA Insd) ..............   5.875   12/01/30    2,710,179
  3,500  North Slope Borough, AK Ser B (Cap Guar Insd) .........   6.100   06/30/99    3,716,860
                                                                                     -----------
                                                                                       6,793,288
                                                                                     -----------
         Arkansas  0.2%
  1,000  Conway, AR Hosp Rev Conway Regl Hosp Rfdg                  8.375  07/01/11    1,098,730
                                                                                     -----------
         California  7.0%
  5,500  Anaheim, CA Pub Fin Auth Rev (MBIA Insd) ..............    5.625  10/01/22    5,570,730
 11,150  California Hsg Fin Agy Rev Homeowner Mtg Ser D ........        *  08/01/20    1,646,520
  5,000  Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
         Insd) .................................................        *  09/01/17    1,421,050
 19,915  Foothill / Eastern Tran Corridor Agy CA Toll Rd Rev Sr
         Lien Ser A ............................................        *  01/01/20    4,440,647
  5,000  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev Multi
         Cap Fac Proj IV (MBIA Insd) ...........................    4.750  12/01/13    4,747,900
  2,690  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev Multi
         Cap Fac Proj IV (MBIA Insd) ...........................    5.250  12/01/16    2,651,264
  5,000  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded Cap)
         (AMBAC Insd) ..........................................    5.125  12/01/23    4,683,200
  6,075  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) .......    6.000  06/01/09    6,509,666
                                                                                     -----------
                                                                                      31,670,977
                                                                                     -----------
         Colorado  13.0%
  1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
         Rev E-470 Proj Ser B ..................................    6.950  08/31/20    1,085,670
  2,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
         Proj Ser B ............................................    7.000  08/31/26    2,170,860
 19,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
         Proj Ser C ............................................        *  08/31/15    4,930,310
 19,405  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
         Proj Ser C ............................................        *  08/31/26    2,140,566
  2,000  Denver, CO City & Cnty Arpt Rev Ser A .................    8.500  11/15/07    2,304,140
 12,400  Denver, CO City & Cnty Arpt Rev Ser A .................    8.250  11/15/12   14,136,620
  5,600  Denver, CO City & Cnty Arpt Rev Ser A .................    8.500  11/15/23    6,417,656
  6,000  Denver, CO City & Cnty Arpt Rev Ser A .................    8.750  11/15/23    7,066,320
  5,000  Denver, CO City & Cnty Arpt Rev Ser C (MBIA Insd) .....    5.600  11/15/25    5,006,100
  6,000  Denver, CO City & Cnty Sch Dist No 1 Ser A Rfdg .......    5.125  12/01/12    5,999,760
  2,000  Douglas Cnty, CO Sch Dist No 1 Rev Douglas & Elbert
         Cntys Impt Ser A (MBIA Insd) ..........................    6.400  12/15/11    2,224,540


4  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                 Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  3,000  Meridian Metro Dist CO Peninsular & Oriental Steam Navig
          Co Rfdg ..................................................   7.500%  12/01/11  $  3,261,180
   1,850  Montrose Cnty, CO Ctfs Partn .............................   6.350   06/15/06     1,866,946
                                                                                         ------------
                                                                                           58,610,668
                                                                                         ------------
          District of Columbia  1.9%
   1,000  District of Columbia Ctfs Partn ..........................    6.875  01/01/03     1,019,140
   2,775  District of Columbia Hosp Rev Medlantic Hlthcare Ser A
          Rfdg (MBIA Insd) .........................................    5.250  08/15/12     2,735,512
   4,500  District of Columbia Ser A (Prerefunded @ 06/01/97)
          (AMBAC Insd) <F2> ........................................    8.000  06/01/07     4,828,230
                                                                                         ------------
                                                                                            8,582,882
                                                                                         ------------
          Florida  5.4%
   3,150  Broward Cnty, FL Tourist Dev Tax Spl Rev Convention
          Cent Proj (Prerefunded @ 10/01/98) (FGIC Insd) <F2> ......    7.750  10/01/13     3,521,196
   5,000  Dunes, FL Cmnty Dev Dist Rev Wtr & Swr Proj (Prerefunded
          @ 10/01/98) ..............................................    8.250  10/01/18     5,645,450
   4,660  Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00) .................................        *  06/01/15     1,350,561
   1,000  Florida St Muni Pwr Agy Rev All Requirements Pwr Supply
          Proj (AMBAC Insd) ........................................    5.100  10/01/25       973,790
     295  Largo, FL Sun Coast Hlth Sys Rev Ser 1993 ................    5.750  03/01/99       295,590
     285  Largo, FL Sun Coast Hlth Sys Rev Ser 1993 ................    5.750  03/01/01       284,459
   3,630  Orange Cnty, FL Hsg Fin Auth Mtg Rev Ser A (GNMA
          Collateralized) ..........................................    8.375  03/01/21     3,843,335
   5,685  Palm Beach Cnty, FL Hlth Fac Auth Rev JFK Med Cent Inc
          Proj Ser 1988 Rfdg (Prerefunded @ 12/01/98) ..............    8.875  12/01/18     6,500,627
   1,675  Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev
          Sun Coast Hosp Ser A (Prerefunded @ 03/01/00).............    8.500  03/01/20     1,979,582
                                                                                         ------------
                                                                                           24,394,590
                                                                                         ------------
          Georgia  3.0%
   7,000  Fulton Cnty, GA Lease Rev <F3> ...........................    7.250  06/15/10     8,037,540
   2,300  Georgia Muni Elec Auth Pwr Rev Ser O .....................    8.125  01/01/17     2,507,000
   2,635  Municipal Elec Auth GA Spl Oblig First Crossover (MBIA
          Insd) ....................................................    6.500  01/01/20     3,087,561
                                                                                         ------------
                                                                                           13,632,101
                                                                                         ------------
          Idaho   1.1%
   4,390  Boise, ID Urban Renewal Agy Park Ser A ...................    8.125  09/01/15     4,917,590
                                                                                         ------------
          Illinois   11.4%
   3,035  Alsip, IL Indl Dev Rev New Process Steel Corp Proj .......    8.300  10/01/04     3,293,430
   2,500  Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent Proj ....    8.375  09/01/14     2,723,500
  14,810  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Proj Ser 84A .............................................    8.850  05/01/18    16,865,628

5  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  2,800  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls
          Inc Proj Ser 84B .......................................   8.850%  05/01/18  $  3,219,188
   4,895  Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd) ...       *   01/01/07     2,840,128
   1,630  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D .....   9.500   11/15/15     1,937,434
   1,275  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00) ...............................   9.500   11/15/15     1,592,577
     650  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser E .....   9.500   11/15/19       772,597
   1,310  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser E
          (Prerefunded @ 11/15/00) ...............................   9.500   11/15/19     1,636,295
   1,000  Illinois Hlth Fac Auth Rev Lutheran Social Svcs Proj
          Ser A (Prerefunded @ 08/01/00) .........................   7.650   08/01/20     1,147,790
   3,205  Illinois Hlth Fac Auth Rev OSF Hlthcare Sys Rfdg .......   6.000   11/15/23     3,210,641
   2,000  Illinois Hlth Fac Auth Rev Servantcor Ser A Var Rate
          Cpn (Prerefunded @ 08/15/01) ...........................   8.000   08/15/21     2,387,740
   2,000  Illinois Hlth Fac Auth Rev Servantcor Ser B
          (Prerefunded @ 08/15/99) ...............................   7.875   08/15/19     2,268,320
  45,775  Illinois Hsg Dev Auth Multi-Family Hsg Ser A ...........       *   07/01/27     4,022,249
   1,745  Illinois Hsg Dev Auth Multi-Family Hsg Ser C ...........   7.400   07/01/23     1,850,904
   1,250  Sangamon Cnty, IL Ctfs Partn ...........................  10.000   12/01/06     1,778,237
                                                                                       ------------
                                                                                         51,546,658
                                                                                       ------------
          Indiana  0.8%

   1,370  Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew Cnty
          Hosp Proj (Prerefunded @ 08/15/00) (Cap Guar Insd) .....   7.750   08/15/20     1,598,283
   1,650  Indiana St Edl Fac Auth Rev Univ Evansville Proj .......   8.125   11/01/10     1,843,941
                                                                                       ------------
                                                                                          3,442,224
                                                                                       ------------
          Louisiana  2.0%
   2,046  Lafayette, LA Pub Fin Auth Single Family Mtg Rev
          Ser A Var Rate Cpn .....................................    8.500  11/15/12     2,243,180
   5,072  Louisiana Pub Fac Auth Rev Multi-Family Hsg Proj Var
          Rate Cpn (GNMA Collateralized) .........................    8.375  07/20/23     5,488,506
   1,250  New Orleans, LA Hsg Dev Multi-Family Rev Ser A (FNMA
          Collateralized) ........................................    7.700  02/01/22     1,358,375
                                                                                       ------------
                                                                                          9,090,061
                                                                                       ------------
          Maine  0.3%
   1,335  Maine St Hsg Auth Ser C ................................    8.300  11/15/20     1,418,117
                                                                                       ------------
          Maryland    0.5%
   4,650  Baltimore, MD Cap Apprec Cons Pub Impt Ser
          (FGIC Insd) ............................................        *  10/15/09     2,209,540
                                                                                       ------------
          Massachusetts  0.7%
   2,695  Massachusetts St Hlth & Edl Fac Auth Rev Farmingham
          Union Hosp Ser B (Prerefunded @ 07/01/00) ..............    8.500  07/01/10     3,205,999
                                                                                       ------------

6  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
         Michigan  2.6%
$ 4,535  Michigan St Hosp Fin Auth Hosp Rev Battle Creek
         Ser G Rfdg <F2> .........................................   9.500%  11/15/15  $  5,596,417
  2,000  Michigan St Hosp Fin Auth Hosp Rev Bay Med Cent Ser A
         Rfdg ....................................................   8.250   07/01/12     2,179,520
  1,500  Michigan St Strategic Fund Solid Waste ..................   7.500   01/01/21     1,550,040
  2,300  Muskegon, MI Hosp Fin Auth Hosp Rev Hackley Hosp Ser A ..   8.000   02/01/08     2,478,503
                                                                                       ------------
                                                                                         11,804,480
                                                                                       ------------
         Minnesota   1.6%
  5,000  Duluth, MN Econ Dev Hlthcare Fac Rev
         (Prerefunded @ 02/15/00) ................................    8.375  02/15/20     5,877,850
  6,000  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A (MBIA
         Insd) ...................................................        *  01/01/22     1,519,260
                                                                                       ------------
                                                                                          7,397,110
                                                                                       ------------
         Mississippi   0.6%
  1,000  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc....    9.500  04/01/16     1,040,010
  1,500  Mississippi Hosp Equip & Fac MS Baptist Med Cent Rfdg
         (MBIA Insd) .............................................    6.000  05/01/13     1,576,095
                                                                                       ------------
                                                                                          2,616,105
                                                                                       ------------
         Missouri   1.3%
  1,000  Clay Cnty, MO Indl Dev Auth Indl Dev Rev ................    8.250  10/01/08     1,036,900
  3,000  Missouri St Hsg Dev Cmnty Mtg Rev Ser B .................    7.000  09/01/10     3,214,950
  1,500  Phelps Cnty, MO Hosp Rev Phelps Cnty Regl Med Cent
         (Prerefunded @ 03/01/00) ................................    8.300  03/01/20     1,761,375
                                                                                       ------------
                                                                                          6,013,225
                                                                                       ------------
         Nebraska  2.0%

  7,935  Nebraska Invt Fin Single Family Secs Pgm B (Inverse
         Fltg) (GNMA Collateralized) .............................   10.780  03/15/22     9,065,737
                                                                                       ------------
         Nevada   1.3%
  2,605  Nevada Hsg Div Single Family Pgm Ser B ..................    8.375  10/01/20     2,796,754
  2,740  Washoe Cnty, NV Hosp Fac Rev Washoe Med Cent A Rfdg (FSA
         Insd) ...................................................    6.000  06/01/15     2,844,641
                                                                                       ------------
                                                                                          5,641,395
                                                                                       ------------
         New Jersey   1.5%
  6,000  New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
         (AMBAC Insd) ............................................    6.500  01/01/08     6,744,360
                                                                                       ------------
         New York  10.0%
  2,250  New York City Muni Wtr Fin Auth & Swr Sys Rev
         (Prerefunded @ 06/15/01) ................................    7.750  06/15/20     2,665,462
  7,000  New York City Ser A Rfdg ................................    7.000  08/01/04     7,675,500
  5,000  New York City Ser A-1 ...................................    6.375  08/01/10     5,222,650
  4,500  New York City Ser B (AMBAC Insd) ........................    7.250  08/15/07     5,448,690
  3,800  New York City Ser C .....................................    7.000  08/15/08     4,046,848


See Notes to Financial Statements

7


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          New York (Continued)
$  2,000  New York City Ser D .................................   6.000%  02/15/15  $  1,996,440
   1,000  New York City Tran Auth Tran Fac Livingston Plaza
          Proj Rfdg (FSA Insd) ................................   5.400   01/01/18     1,029,350
   4,615  New York St Dorm Auth Rev St Univ Edl Fac Ser B .....   7.000   05/15/16     5,010,829
   1,110  New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A ......................................   7.750   08/15/11     1,255,887
   2,530  New York St Med Care Fac Fin Agy Rev Presbyterian
          Hosp Ser A Rfdg (MBIA Insd) .........................   5.375   02/15/25     2,504,093
   2,520  New York St Thruway Auth Genl Rev Spl Oblig
          Crossover Ser A .....................................       *   01/01/97     2,399,796
     500  New York St Urban Dev Corp Rev Correctional Cap Fac
          Ser A Rfdg ..........................................   5.500   01/01/08       502,400
   2,200  New York St Urban Dev Corp Rev Correctional Cap Fac
          Ser C (Prerefunded @ 01/01/98) (AMBAC Insd) .........   7.750   01/01/13     2,404,842
   2,635  New York St Urban Dev Corp Rev Youth Fac ............   5.875   04/01/08     2,704,353
                                                                                    ------------
                                                                                      44,867,140
                                                                                    ------------
          North Carolina 6.0%

   7,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser B
          Rfdg (Embedded Cap) .................................   6.000   01/01/14     7,148,750
   4,225  North Carolina Muni Pwr (AMBAC Insd) ................   5.750   01/01/15     4,286,938
  15,000  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (Embedded Cap) ......................................   6.000   01/01/12    15,658,350
                                                                                    ------------
                                                                                      27,094,038
                                                                                    ------------
          North Dakota  0.3%
   1,365  North Dakota St Hsg Single Family Mtg Rev Ser A .....   8.375   07/01/21     1,442,955
                                                                                    ------------
          Ohio   1.2%
   3,940  Mason, OH Hlth Care Fac Rev (FHA Gtd) ...............   7.625   02/01/40     4,349,327
   1,000  Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd) ..................   6.375   04/01/29     1,095,580
                                                                                    ------------
                                                                                       5,444,907
                                                                                    ------------
          Oklahoma  0.3%
   1,250  Tulsa, OK Indl Auth Hosp Rev Tulsa Reg Med Cent .....   7.200   06/01/17     1,428,488
                                                                                    ------------
          Oregon   0.6%
   2,500  Oregon St Hsg & Cmnty Svcs Dept Mtg Rev
          Single Family Mtg Proj Ser B ........................   6.875   07/01/28     2,669,625
                                                                                    ------------
          Pennsylvania   7.6%
   6,000  Delaware Cnty, PA Indl Dev Auth Rev Res Recovery
          Proj Ser A ..........................................   8.100   12/01/13     6,301,440
   1,750  Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool Pgm
          Ser B Var Rate Cpn (BIGI Insd) ......................   8.000   05/15/18     1,922,847
  10,000  Geisinger Auth PA Hlth Sys Muni Cap Ser A (Embedded
          Cap) ................................................   6.400   07/01/22    10,398,700


See Notes to Financial Statements

8


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                 Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  5,000  Pennsylvania St Higher Edl Assistance Agy Student Ln Rev
          Ser B (Inverse Fltg) (MBIA Insd) <F2> ...................   10.515%  03/01/20  $  5,868,750
   1,100  Pennsylvania St Higher Edl Fac Auth Rev Med College PA
          Ser A ...................................................    8.375   03/01/11     1,201,893
   1,750  Philadelphia, PA Sch Dist Ser A (AMBAC Insd) ............        *   07/01/01     1,370,618
   2,000  Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser 1993 A...    6.000   12/01/13     1,866,880
   4,745  Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset Fin Pgm
          Ser A (AMBAC Insd) ......................................    7.700   12/01/15     5,316,772
                                                                                         ------------
                                                                                           34,247,900
                                                                                         ------------
          Rhode Island   0.3%
   1,000  Providence, RI Pub Bldg Auth Ser B (Cap Guar Insd) ......     7.250  12/15/10     1,140,670
                                                                                         ------------
          South Carolina 0.4%
   1,610  South Carolina St Hsg Fin Dev Auth Homeowner Ser A.......     7.400  07/01/23     1,705,747
                                                                                         ------------
          Tennessee   4.0%
   2,500  Shelby Cnty, TN Hlth Edl Hosp Methodist Hlth Sys Inc
          (MBIA Insd) .............................................     5.500  08/01/12     2,556,900
   2,500  Shelby Cnty, TN Hlth Edl Hosp Methodist Hlth Sys Inc
          (MBIA Insd) .............................................     5.250  08/01/15     2,474,250
  12,230  Tennessee Hsg Dev Agy Mtg Fin Ser A .....................     7.125  07/01/26    12,852,752
                                                                                         ------------
                                                                                           17,883,902
                                                                                         ------------
          Texas   4.2%
   7,065  Dallas Cnty, TX Util & Reclamation Dist Cap Apprec
          (MBIA Insd) .............................................         *  02/15/20     1,316,916
     935  Dallas Cnty, TX Util & Reclamation Dist Cap Apprec
          (Prerefunded @ 02/15/00) (MBIA Insd) ....................         *  02/15/20       183,279
   4,820  Harris Cnty, TX Toll Rd (Prerefunded @ 08/15/09) (AMBAC
          Insd) ...................................................         *  08/15/18     1,318,559
   1,000  Harris Cnty, TX Toll Rd (Prerefunded @ 08/15/09) (AMBAC
          Insd) ...................................................         *  08/15/21       222,540
   3,525  Texas Muni Pwr Agy Rev (AMBAC Insd) .....................         *  09/01/07     1,951,581
   8,420  Texas St Pub Ppty Fin Corp Rev Mental Hlth & Retardation
          Rfdg (Cap Guar Insd) ....................................     5.500  09/01/13     8,561,456
   1,860  Texas St Pub Ppty Fin Corp Rev Mental Hlth & Retardation
          (Prerefunded @ 01/01/98) (BIGI Insd) ....................     7.875  01/01/08     2,000,932
   2,000  Texas St Pub Ppty Fin Corp Rev Mental Hlth & Retardation
          (Prerefunded @ 01/01/98) (BIGI Insd) ....................     7.875  01/01/09     2,145,540
   1,250  West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp
          Union Carbide Chem & Plastics ...........................     8.200  03/15/21     1,427,763
                                                                                         ------------
                                                                                           19,128,566
                                                                                         ------------
          Utah   2.0%
   5,210  Salt Lake City, UT Arpt Rev Delta Airls Inc Proj ........     7.900  06/01/17     5,596,895
   3,300  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Cap) ....................................................     5.500  02/15/17     3,202,914
                                                                                         ------------
                                                                                            8,799,809
                                                                                         ------------

See Notes to Financial Statements

9


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                 Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          West Virginia 1.0%
$  2,480  South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A ...................................   8.000%  08/01/20  $    2,705,655
   1,600  West Virginia St Hsg Dev Hsg Fin Ser A ..................   7.400   11/01/11       1,701,280
                                                                                         -------------
                                                                                             4,406,935
                                                                                         -------------
          Wisconsin   0.8%
   3,000  Wisconsin St Hlth & Edl Fac Auth Rev Wheaton
          Franciscan (Prerefunded @ 08/15/98) ....................     8.200  08/15/18       3,369,210
                                                                                         -------------
          Puerto Rico   0.2%
     635  Puerto Rico Elec Pwr Auth Pwr
          (Prerefunded @ 07/01/99) ...............................     7.000  07/01/07         703,923
     365  Puerto Rico Elec Pwr Auth Pwr Ser N ....................     7.000  07/01/07         398,824
                                                                                         -------------
                                                                                             1,102,747
                                                                                         -------------
Swaps  0.0%
JP Morgan Securities, $10,000,000 notional amount, 01/01/96 maturity, Trust pays variable rate, Trust receives 5.45% fixed rate (used to offset variable component of Geisinger
Auth PA Hlth Sys Muni Cap Ser A Bond)....................................................     (119,872)
                                                                                         -------------
Total Long-Term Investments 98.6%
(Cost $404,447,691) .....................................................................  444,508,604
Short-Term Investments at Amortized Cost  1.4%...........................................    6,265,000
Other Assets in Excess of Liabilities  0.0%..............................................      118,167
                                                                                         -------------
Net Assets  100%.........................................................................$ 450,891,771
                                                                                         =============

*Zero coupon bond


<F1>  At December 31, 1995, cost for federal income tax purposes is
      $404,447,691; the aggregate gross unrealized appreciation is $40,316,967 and the aggregate gross unrealized depreciation is $667,634, resulting in net unrealized appreciation including futures transactions of $39,649,333.

<F2>  Assets segregated as collateral for open futures transactions.

<F3>  Private placement issue.



The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality
AAA...........         38.8%
AA............          9.3
A.............         15.0
BBB...........         25.9
BB............          5.9
B.............          0.2
Non-Rated.....          4.9
                     -------
                      100.0%
                     =======

See Notes to Financial Statements

10


Statement of Assets and Liabilities
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $404,447,691) (Note 1).................................  $  444,508,604
Short-Term Investments (Note 1)...........................................................       6,265,000
Cash......................................................................................          46,674
Receivables:
  Interest................................................................................       7,638,391
  Investments Sold........................................................................          60,000
Other.....................................................................................           9,086
                                                                                            ---------------
  Total Assets............................................................................     458,527,755
                                                                                            ---------------
Liabilities:
Payables:
  Investments Purchased...................................................................       6,940,073
  Income Distributions - Common and Preferred Shares......................................         240,367
  Investment Advisory Fee (Note 2)........................................................         228,014
  Margin on Futures (Note 5)..............................................................          12,500
Accrued Expenses..........................................................................         215,030
                                                                                            ---------------
  Total Liabilities.......................................................................       7,635,984
                                                                                            ---------------
Net Assets................................................................................  $  450,891,771
                                                                                            ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 1,000,000 shares, 330 issued with liquidation preference of $500,000 per share) (Note 6)..................................  $  165,000,000
                                                                                            ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  27,916,834 shares issued and outstanding) (Note 3)......................................         279,168
Paid in Surplus (Note 3)..................................................................     258,014,715
Net Unrealized Appreciation on Investments................................................      39,649,333
Accumulated Undistributed Net Investment Income...........................................       1,984,335
Accumulated Net Realized Loss on Investments..............................................     (14,035,780)
                                                                                            ---------------
  Net Assets Applicable to Common Shares..................................................     285,891,771
                                                                                            ---------------
Net Assets................................................................................  $  450,891,771
                                                                                            ===============
Net Asset Value Per Common Share ($285,891,771 divided by 27,916,834 shares
outstanding)..............................................................................  $        10.24
                                                                                            ===============

See Notes to Financial Statements

11


Statement of Operations
For the Six Months Ended December 31, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest.........................................................................................  $   14,981,855
                                                                                                   ---------------
Expenses:
Investment Advisory Fee (Note 2).................................................................       1,330,390
Preferred Share Maintenance (Note 6).............................................................         228,738
Legal (Note 2)...................................................................................          21,160
Trustees Fees and Expenses (Note 2)..............................................................          12,102
Other............................................................................................         216,609
                                                                                                   ---------------
  Total Expenses.................................................................................       1,808,999
                                                                                                   ---------------
Net Investment Income............................................................................  $   13,172,856
                                                                                                   ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales............................................................................  $   85,049,756
  Cost of Securities Sold........................................................................     (80,350,087)
                                                                                                   ---------------
Net Realized Gain on Investments (Including realized loss on closed and expired option
transactions of $69,811 and realized gain on futures transactions of $94,785)....................       4,699,669
                                                                                                   ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period........................................................................      29,850,950
  End of the Period (Including unrealized depreciation on open futures transactions of $411,580).      39,649,333
                                                                                                   ---------------
Net Unrealized Appreciation on Investments During the Period.....................................       9,798,383
                                                                                                   ---------------
Net Realized and Unrealized Gain on Investments..................................................  $   14,498,052
                                                                                                   ===============
Net Increase in Net Assets from Operations.......................................................  $   27,670,908
                                                                                                   ===============

See Notes to Financial Statements

12


Statement of Changes in Net Assets
For the Six Months Ended December 31, 1995 and the Year Ended June 30, 1995
(Unaudited)
-------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended     Year Ended
                                                                     December 31, 1995  June 30, 1995
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     13,172,856   $   26,682,469
Net Realized Gain/Loss on Investments..............................         4,699,669      (13,002,677)
Net Unrealized Appreciation on Investments During the Period.......         9,798,383       11,076,634
                                                                     -----------------  ---------------
Change in Net Assets from Operations ..............................        27,670,908       24,756,426
                                                                     -----------------  ---------------
Distributions from Net Investment Income:
  Common Shares....................................................       (11,133,193)     (23,197,415)
  Preferred Shares.................................................        (3,190,347)      (6,187,268)
                                                                     -----------------  ---------------
Total Distributions................................................       (14,323,540)     (29,384,683)
                                                                     -----------------  ---------------
Net Change in Net Assets from Investment Activities................        13,347,368       (4,628,257)
From Capital Transactions (Note 3):
Value of Common Shares Issued Through Dividend Reinvestment........         1,454,867        3,009,912
                                                                     -----------------  ---------------
Total Increase/Decrease in Net Assets..............................        14,802,235       (1,618,345)
Net Assets:
Beginning of the Period............................................       436,089,536      437,707,881
                                                                     -----------------  ---------------
End of the Period (Including undistributed net investment income
of $1,984,335 and $3,135,019, respectively) .......................  $    450,891,771   $  436,089,536
                                                                     =================  ===============

See Notes to Financial Statements

13


Financial Highlights

The following schedule presents financial highlights for one common share of the
Trust outstanding throughout the periods indicated. (Unaudited)
----------------------------------------------------------------------------------------------
                                                    Six Months Ended    Year Ended June 30
                                                   December 31, 1995       1995         1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $         9.760    $   9.924    $  11.133
                                                   -----------------  -----------  -----------
Net Investment Income............................             .473         .964        1.000
Net Realized and Unrealized Gain/Loss on
Investments......................................             .523        (.065)      (1.214)
                                                   -----------------  -----------  -----------
Total from Investment Operations.................             .996         .899        (.214)
                                                   -----------------  -----------  -----------
Less:
Distributions from Net Investment Income: Paid
to Common Shareholders...........................             .400         .840         .840
Common Share Equivalent of Distributions Paid
to Preferred Shareholders........................             .115         .223         .155
Distributions from and in Excess
of Net Realized Gain on
Investments Paid to Common Shareholders (Note 1).              -0-          -0-           -0
                                                   -----------------  -----------  -----------
Total Distributions..............................             .515        1.063         .995
                                                   -----------------  -----------  -----------
Net Asset Value, End of the Period...............  $        10.241    $   9.760    $   9.924
                                                   =================  ===========  ===========
Market Price Per Share at End of the Period......  $        10.500    $  11.125    $  11.125
Total Investment Return at Market Price <F2>.....           (1.90%)*      8.59%       (0.05%)
Total Return at Net Asset Value <F3>.............            9.20%*       7.24%       (3.63%)
Net Assets at End of the Period (In millions)....  $       450.9      $ 436.1      $ 437.7
Ratio of Expenses to Average Net Assets
Applicable to Common Shares .....................            1.31%        1.33%        1.28%
Ratio of Expenses to Average
Net Assets ......................................             .82%         .83%         .82%
Ratio of Net Investment Income to
Average Net Assets Applicable to
Common Shares <F4>...............................            7.23%        7.56%        7.86%
Portfolio Turnover...............................           18.59%       38.43%       44.78%

*Non-Annualized

**If certain expenses had not been assumed by the Adviser for the period ended
June 30, 1989, the ratio of expenses to average net assets applicable to common shares would have been 1.07% and the ratio of net investment income to average net assets applicable to common shares would have been 5.99%.

<F1> Net asset value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable


14


Financial Highlights (Continued)

The following schedule presents financial highlights for one common share of the
Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 August 26, 1988
                                                                                                                   (Commencement
                                                                       Year Ended June 30                          of Investment
                                                   ----------------------------------------------------------     Operations) to
                                                         1993            1992        1991           1990           June 30, 1989
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $     10.688       $  9.805     $  9.534       $  9.767         $       9.180
                                                   -----------------  -----------  -----------    -----------      -------------
Net Investment Income............................         1.078          1.095        1.093          1.070                  .766
Net Realized and Unrealized Gain/Loss on
Investments......................................          .520           .848         .295          (.229)                 .559
                                                   -----------------  -----------  -----------    -----------      -------------
Total from Investment Operations.................         1.598          1.943        1.388           .841                 1.325
                                                   -----------------  -----------  -----------    -----------      -------------
Less:
Distributions from Net Investment Income: Paid
to Common Shareholders...........................          .829           .791         .725           .685                  .501
Common Share Equivalent of Distributions Paid
to Preferred Shareholders........................          .162           .238         .337           .389                  .237
Distributions from and in Excess
of Net Realized Gain on
Investments Paid to Common Shareholders (Note 1).          .162           .031         .055             -0-                  -0-
                                                   -----------------  -----------  -----------    -----------      -------------
Total Distributions..............................         1.153          1.060        1.117           1.074                 .738
                                                   -----------------  -----------  -----------    -----------      -------------
Net Asset Value, End of the Period...............  $     11.133       $ 10.688     $  9.805       $   9.534        $       9.767
                                                   =================  ===========  ===========    ===========      =============
Market Price Per Share at End of the Period......  $     12.000       $ 11.375     $ 10.125       $   9.250        $       9.500
Total Investment Return at Market Price <F2>.....        15.20%         21.65%       18.71%           4.65%                 .10%*
Total Return at Net Asset Value <F3>.............        13.97%         18.08%       11.61%           4.76%               10.62%*
Net Assets at End of the Period (In millions)....  $    467.9         $452.7       $426.7         $ 418.3          $     424.4
Ratio of Expenses to Average Net Assets
Applicable to Common Shares .....................         1.25%          1.35%        1.46%           1.43%                 .92%**
Ratio of Expenses to Average
Net Assets ......................................          .80%           .84%         .89%            .87%                 N/A
Ratio of Net Investment Income to
Average Net Assets Applicable to
Common Shares <F4>...............................         8.41%          8.41%        7.88%           7.11%                6.15%**
Portfolio Turnover...............................        44.74%         26.53%       68.76%         116.21%               89.63%

*Non-Annualized

**If certain expenses had not been assumed by the Adviser for the period ended
June 30, 1989, the ratio of expenses to average net assets applicable to common shares would have been 1.07% and the ratio of net investment income to average net assets applicable to common shares would have been 5.99%.

<F1> Net asset value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable


Notes to Financial Statements
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen American Capital Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal. The Trust commenced investment operations on August 26, 1988.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substan-

16

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

tially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $464,732, which will expire on June 30, 2002. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. Distribution of Income and Gains-The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the six months ended December 31, 1995, the Trust recognized expenses of approximately $20,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $34,300.

17

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

3. Capital Transactions
At December 31, 1995 and June 30, 1995, common share paid in surplus aggregated $258,014,715 and $256,561,256, respectively.
  Transactions in common shares were as follows:

                                            Six Months Ended     Year Ended
                                           December 31, 1995  June 30, 1995
---------------------------------------------------------------------------
Beginning Shares................................  27,775,981     27,479,484
Shares Issued Through Dividend Reinvestment.....     140,853        296,497
                                                  ----------  -------------
Ending Shares...................................  27,916,834     27,775,981
                                                  ==========  =============


4.  Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the six months ended December 31, 1995, were $83,310,886 and $80,350,087, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Trust.

18

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
  Transactions in options for the six months ended December 31, 1995, were as follows:

                                       Contracts  Premium
--------------------------------------------------------------
Outstanding at June 30, 1995.........       -0-   $        -0
Options Written and
Purchased (Net)......................     1,302      (293,868)
Options Terminated in Closing
Transactions (Net)...................      (551)      (11,787)
Options Expired (Net)................      (701)      276,345
Options Exercised (Net)..............       (50)       29,310
                                       ---------  ------------
Outstanding at December 31, 1995.....       -0-   $        -0-
                                       =========  ============

B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal
Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts for the six months ended December 31, 1995, were as follows:

                                       Contracts
------------------------------------------------
Outstanding at June 30, 1995.........     1,150
Futures Opened.......................       640
Futures Closed.......................    (1,540)
                                       ---------
Outstanding at December 31, 1995.....       250
                                       =========


19

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

The futures contracts outstanding at December 31, 1995, and the descriptions and unrealized depreciation are as follows:

                                                    Unrealized
                                         Contracts  Depreciation
----------------------------------------------------------------
Euro $ Futures
Mar 1996 - Sells to Open...............  125        $ 179,228
Mar 1996 - Sells to Open...............  125          232,352
                                         ---------  ------------
                                         250        $ 411,580
                                         =========  ============

C. Swap Transactions-These transactions are identified in the portfolio of investments and represent an agreement between two parties to exchange a series of cash flows at specified intervals. The cash flows can be indexed to various indices such as interest rates. The difference in the cash flows is recorded as an increase or decrease in interest income.

D. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.
  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. Preferred Shares
The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on December 31, 1995, was 3.924%. During the six months ended December 31, 1995, the rates ranged from 3.704% to 4.099%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

20

Van Kampen American Capital Municipal Income Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer

Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

21